Vanguard® Energy Fund
Schedule of Investments (unaudited)
As of April 30, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.2%)
Brazil (0.9%)
	Petroleo Brasileiro SA	8,951,425	50,553
Canada (0.4%)
	Cameco Corp.	474,437	21,421
France (10.6%)
	Engie SA (XPAR)	12,335,948	254,963
	TotalEnergies SE	3,676,373	209,389
	TotalEnergies SE ADR	2,303,402	130,948
			595,300
Germany (2.8%)
	E.ON SE	7,563,695	132,286
	RWE AG	656,506	25,495
			157,781
India (1.2%)
	Power Grid Corp. of India Ltd.	18,008,687	65,406
Italy (3.6%)
	Enel SpA	16,155,914	140,055
	Tenaris SA ADR	1,799,628	59,910
			199,965
Japan (0.9%)
	Kansai Electric Power Co. Inc.	4,325,357	53,290
Luxembourg (0.2%)
	Tenaris SA	712,511	11,881
Norway (1.4%)
	Equinor ASA	2,033,180	46,022
	Equinor ASA ADR	1,446,369	32,240
			78,262
Russia (0.0%)
*,1	LUKOIL PJSC ADR	1,423,477	—
Spain (3.6%)
	Iberdrola SA (XMAD)	11,166,954	201,294
United Kingdom (12.3%)
	Shell plc (XLON)	8,961,453	289,202
	Shell plc ADR	3,293,997	212,397
	National Grid plc	12,561,785	181,318
	Anglo American plc	429,637	11,728
			694,645
United States (61.3%)
	Exxon Mobil Corp.	4,441,900	469,198
	Williams Cos. Inc.	4,370,883	256,003
	Sempra	3,050,004	226,524
	Duke Energy Corp.	1,852,474	226,039
	Southern Co.	2,422,657	222,618
	American Electric Power Co. Inc.	1,997,335	216,391
	Marathon Petroleum Corp.	1,521,417	209,058
	Chevron Corp.	1,283,006	174,566
	Targa Resources Corp.	992,387	169,599
	NextEra Energy Inc.	2,411,123	161,256
	ONEOK Inc.	1,850,454	152,033
	Dominion Energy Inc.	2,549,906	138,664
	Exelon Corp.	2,946,307	138,182
	EQT Corp.	2,620,936	129,579

Vanguard® Energy Fund
		Shares	Market Value ($000)
	Expand Energy Corp.	1,230,842	127,884
	Coterra Energy Inc.	4,849,595	119,106
	Atmos Energy Corp.	712,162	114,394
*	Antero Resources Corp.	1,914,236	66,673
*	First Solar Inc.	499,066	62,792
	Hess Corp.	371,931	47,998
*	NEXTracker Inc. Class A	559,320	22,714
			3,451,271
Total Common Stocks (Cost $4,582,482)			5,581,069
Temporary Cash Investments (0.9%)
Money Market Fund (0.0%)
[2]	Vanguard Market Liquidity Fund, 4.350%	611	61
		Face Amount ($000)
Repurchase Agreement (0.9%)
	NatWest Markets plc, 4.360%, 5/1/25 (Dated 4/30/25, Repurchase Value $48,706, collateralized by U.S. Treasury Obligations 2.250%–4.250%, 3/31/26–2/15/28, with a value of $49,674)	48,700	48,700
Total Temporary Cash Investments (Cost $48,761)			48,761
Total Investments (100.1%) (Cost $4,631,243)			5,629,830
Other Assets and Liabilities—Net (-0.1%)			(3,063)
Net Assets (100%)			5,626,767
Cost is in $000.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
B.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.	Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.

Vanguard® Energy Fund
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of April 30, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	3,523,245	—	—	3,523,245
Common Stocks—Other	435,495	1,622,329	—	2,057,824
Temporary Cash Investments	61	48,700	—	48,761
Total	3,958,801	1,671,029	—	5,629,830